Share-based payments	6 Months Ended
Jun. 30, 2022
Share-based payments
Share-based payments
9.	Share-based payments

On April 1, 2022, the Company granted a total of 102,081 stock options to certain of its employees and consultants. Below is an overview of the parameters used in relation to the new grant during 2022:

Stock options granted in	April 2022
Number of options granted		102,081
Fair value of options (in USD) (*)		$111.27 - 140.23
Share price (in USD) (*)		$320.84 - 321.06
Exercise price (in USD) (*)		$312.22
Expected volatility	%	39.18 - 40.87
Expected option life (in years)		4 - 6.50
Risk‑free interest rate	%	1.05 - 1.62
Expected dividends		—

(*) amounts have been converted to US dollar at the closing rate of grant date

Stock options

The stock options are granted to employees, consultants or directors of the Company and its subsidiaries. The stock options have been granted free of charge. Each employee’s stock option converts into one ordinary share of the Company upon exercise. The stock options carry neither rights to dividends nor voting rights. Stock options may be exercised at any time from the date of vesting to the date of their expiry.

The stock options vest, in principle, as follows:

●	1/3 of the total grant on the first anniversary of the date of grant; and
●	1/36th of the total grant on the first day of each month following the first full year.

In case the employee, consultant or director leaves the Company, stock options must be exercised before the later of (i) 90 days after the last working day at argenx, or (ii) March 31 of the 4th year following the date of grant of those stock options, and in any case no later than the expiration date of the option.

The total share-based payment expense recognized in the unaudited condensed consolidated statement of profit and loss totaled $76.9 million for the six months ended June 30, 2022 compared to $92.1 million for the six months ended June 30, 2021.